UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 4, 2026

HARMONIC INC.

(Exact name of Registrant as specified in its charter)

Delaware	000-25826	77-0201147
(State or other jurisdiction of incorporation)	Commission File Number	(IRS Employer Identification No.)

2590 Orchard Parkway

San Jose, CA 95131

(Address of principal executive offices, including zip code)

(408) 542-2500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	HLIT	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Company held its 2026 Annual Meeting of Stockholders (the “2026 Annual Meeting”) at 9:00 a.m. Pacific Time on Thursday, June 4, 2026. The Annual Meeting was a virtual meeting held over the Internet at www.virtualshareholdermeeting.com/HLIT2026. As of April 8, 2026, the record date for the 2026 Annual Meeting, there were 108,477,403 shares of common stock issued and outstanding. A quorum of 94,717,006 shares of common stock was present or represented at the 2026 Annual Meeting. All matters submitted to a vote of the Company’s stockholders at the 2026 Annual Meeting were approved. Those matters were as follows:

1.
Stockholders elected seven (7) directors to serve until the earlier of the 2027 Annual Meeting of Stockholders or until their successors are elected and duly qualified.

NAME	FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
Nimrod Ben-Natan	79,947,905	252,519	61,332	14,455,250
Patrick Gallagher	78,278,942	1,884,055	98,759	14,455,250
Deborah L. Clifford	79,634,468	519,207	108,081	14,455,250
Stephanie Copeland	79,825,702	331,988	104,066	14,455,250
Dana Crandall	79,760,026	379,598	122,132	14,455,250
Neel Dev	79,920,042	259,068	82,646	14,455,250
David Krall	79,759,654	412,531	89,571	14,455,250

2.
Stockholders approved, on an advisory basis, the compensation of the named executive officers.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
77,824,399	2,259,461	177,896	14,455,250

3.
Stockholders approved, on an advisory basis, holding future stockholder advisory votes on named executive officer compensation every one year.

1 YEAR	2 YEARS	3 YEARS	ABSTAIN	BROKER NON-VOTE
75,781,101	482,805	3,828,076	169,774	14,455,250

4.
Stockholders approved an amendment to the Company’s 2025 Equity Incentive Plan to increase the number of shares of common stock reserved for issuance thereunder by 3,000,000 shares.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
75,846,460	4,020,318	394,978	14,455,250

5.
Stockholders ratified the appointment of Ernst & Young LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31,2026.

FOR	AGAINST	ABSTAIN
93,911,376	216,061	589,569

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 5, 2026	HARMONIC INC.

	By:	/s/ Timothy C. Chu
Timothy C. Chu
General Counsel, SVP HR and Corporate Secretary